UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2015

QS BATTERYMARCH

U.S. LARGE CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

II	QS Batterymarch U.S. Large Cap Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended November 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s final reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.6%, as reported by the U.S. Department of Labor. By November 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended November 30, 2015. However, at its meeting that ended on December 16, 2015, after the reporting period ended, the Fed raised the federal funds rate for the first time since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” However, in its official statement after the December meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

QS Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	QS Batterymarch U.S. Large Cap Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large-capitalization companies. The Fund may invest in a variety of equity securities, including but not limited to common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund has exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At QS Batterymarch Financial Management, Inc., the Fund’s subadviser, the portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. The subadviser employs sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of the subadviser’s investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a correction in the third quarter of 2015, U.S. equities ended the twelve-month period ended November 30, 2015 in positive territory, outperforming other global markets.

At the beginning of the reporting period, market watchers appeared to be balancing optimism concerning the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally. U.S. large cap equities as measured by the Fund’s benchmark, the Russell 1000 Index, experienced a modest loss in December 2014, despite growing corporate profits and steady economic gains. In the first quarter of 2015, U.S. equities benefited from this slowly improving economy, growth in manufacturing, increased capital investment and employment gains. Still, U.S. large caps joined most equity markets with a downturn in March 2015, when the effect of rough winter weather across most U.S. regions and the strong dollar dampened investor enthusiasm.

Equity markets were essentially trendless through much of the second quarter of 2015, as leadership changed from month to month. The Russell 1000 Index was up approximately 2% for the second quarter of 2015 until the last week of June when global markets declined on halted negotiations between the European Central Bank (“ECB”)iii and Greece, as well as a steep drop in the Chinese stock market. As a result, U.S. stock market gains for the quarter were effectively eliminated.

In the third quarter of 2015, the U.S. market, along with markets globally, was roiled by the sudden devaluation of China’s currency in mid-August, bringing increased volatility to the market that lasted through quarter end. After steady gains for the last several years and reaching an all-time high during the second quarter of 2015, the U.S.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	1

Fund overview (cont’d)

appeared poised for a sell-off amid questions on whether the Federal Reserve Board (“Fed”)iv would raise interest rates in 2015 as well as concerns about the impact on the U.S. economy of China’s growth slowdown. In addition, earnings estimates have been weakening in the U.S., as the strong dollar could hurt U.S. export profits.

October 2015 was one of the U.S. stock market’s best months in several years. U.S. corporate results generally beat analyst estimates and manufacturing continued to be in positive territory. Auto sales saw their strongest month in over a decade and continued to be solid into November. However, earnings expectations declined, as continued weakness in the Energy sector began to affect some other sectors, and the market was essentially flat in November.

Sector results within the benchmark were mixed for the reporting period. The Consumer Discretionary sector posted strong returns, followed by the Information Technology (“IT”) and Health Care sectors. Not surprisingly, the Energy sector was the laggard, with a double digit negative return in the benchmark.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/ unfavorable toward certain factor strategies.

Performance review

For the twelve months ended November 30, 2015, Class IS shares of QS Batterymarch U.S. Large Cap Equity Fund returned 0.32%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 2.53% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 1.02% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 872 funds in the Fund’s Lipper category.

2	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Performance Snapshot as of November 30, 2015 (unaudited)
	6 months	12 months
QS Batterymarch U.S. Large Cap Equity Fund:
Class FI	-2.64%	-0.08%
Class I	-2.47%	N/A
Class IS	-2.42%	0.32%
Russell 1000 Index	-0.85%	2.53%
Lipper Large-Cap Core Funds Category Average[1]	-1.54%	1.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class I shares for the twelve-month period is not shown because the re-inception date for this share class was May 1, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class FI, Class I and Class IS shares were 1.43%, 0.94% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 893 funds for the six-month period and among the 872 funds for the twelve-month period in the Fund’s Lipper category.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Energy sector, where Valero Energy Corporation was the strongest contributor at the stock level. Valero returned over 50% for the year, as recent earnings’ results beat expectations, a dividend was declared to be paid in December 2015 and the stock experienced a number of analyst upgrades. The largest contributor overall was an overweight to Home Depot, Inc., which rallied in November on a better than expected third quarter earnings report.

An overweight to the Consumer Discretionary sector, which was the best performing sector within the benchmark, added value, as did underweights to the Telecommunications Services and Utilities sectors, which both had negative returns within the benchmark.

Q. What were the leading detractors from performance?

A. Stock selection in the IT and Materials sectors were the largest detractors from relative return. Micron Technology Inc. in the IT sector was the leading detractor at the stock level. It had a negative return in excess of over 55% for the period. The company issued several disappointing earnings reports, and investors remained concerned over the computer and device spending cycle. U.S. Steel Corporation was also a significant detractor. The company issued lackluster earnings reports, and investors remained concerned about global steel demand. Stock selection also detracted in the Consumer Staples and Consumer Discretionary sectors.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant fundamental changes to the Fund.

Thank you for your investment in QS Batterymarch U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial

Management, Inc.

December 21, 2015

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2015 were: Apple Inc.

4	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

(4.0%), iShares Trust — iShares Russell 1000 Index Fund (2.2%), Home Depot Inc. (1.9%), Microsoft Corp. (1.8%), JPMorgan Chase & Co. (1.6%), PepsiCo Inc. (1.5%), Citigroup Inc. (1.5%), Gilead Sciences Inc. (1.4%), Alphabet Inc., Class A Shares (1.3%) and Cisco Systems Inc. (1.3%). Please refer to pages 11 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2015 were: Information Technology (21.3%), Consumer Discretionary (15.3%), Financials (14.5%), Health Care (14.3%) and Industrials (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2015 and November 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2015 and held for the six months ended November 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	-2.64%	$1,000.00	$973.60	1.05%	$5.19	Class FI	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class I	-2.47	1,000.00	975.30	0.77	3.81	Class I	5.00	1,000.00	1,021.21	0.77	3.90
Class IS	-2.42	1,000.00	975.80	0.73	3.62	Class IS	5.00	1,000.00	1,021.41	0.73	3.70

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class I†	Class IS
Twelve Months Ended 11/30/15	-0.08%	N/A	0.32%
Five Years Ended 11/30/15	13.72	N/A	14.03
Inception* through 11/30/15	7.06	-2.02%	7.36

Cumulative total returns[1]
Class FI (Inception date of 4/30/08 through 11/30/15)	67.87%
Class I (Inception date of 5/1/15 through 11/30/15)	-2.02
Class IS (Inception date of 4/30/08 through 11/30/15)	71.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015 and April 30, 2008, respectively.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of QS Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2015

Value of $1,000,000 invested in

Class IS Shares of QS Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of QS Batterymarch U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Schedule of investments

November 30, 2015

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 95.4%
Consumer Discretionary — 15.3%
Auto Components — 1.9%
Delphi Automotive PLC	61,671	$5,419,647
Gentex Corp.	120,628	2,018,710
Johnson Controls Inc.	72,953	3,355,838
Lear Corp.	34,265	4,313,964
Total Auto Components		15,108,159
Household Durables — 0.4%
Tempur Sealy International Inc.	43,443	3,453,719	*
Household Products — 0.1%
Energizer Holdings Inc.	17,242	583,124
Internet & Catalog Retail — 1.3%
Amazon.com Inc.	16,053	10,672,034	*
Leisure Products — 0.3%
Hasbro Inc.	37,918	2,771,427
Media — 3.7%
CBS Corp., Class B Shares	79,488	4,012,554
Comcast Corp., Class A Shares	123,410	7,510,733
Time Warner Cable Inc.	22,345	4,128,686
Time Warner Inc.	55,796	3,904,604
Walt Disney Co.	91,771	10,413,255
Total Media		29,969,832
Multiline Retail — 0.3%
Kohl’s Corp.	32,352	1,524,750
Macy’s Inc.	21,431	837,523
Total Multiline Retail		2,362,273
Specialty Retail — 4.7%
Foot Locker Inc.	71,993	4,679,545
Gap Inc.	124,503	3,327,965
Home Depot Inc.	115,576	15,473,315
Lowe’s Cos. Inc.	88,456	6,775,730
TJX Cos. Inc.	73,104	5,161,142
Tractor Supply Co.	18,694	1,670,309
Williams-Sonoma Inc.	20,580	1,303,331
Total Specialty Retail		38,391,337
Textiles, Apparel & Luxury Goods — 2.6%
NIKE Inc., Class B Shares	73,351	9,702,870
PVH Corp.	59,377	5,420,527

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	11

Schedule of investments (cont’d)

November 30, 2015

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Skechers USA Inc., Class A Shares	103,120	$3,114,224	*
V.F. Corp.	51,953	3,361,359
Total Textiles, Apparel & Luxury Goods		21,598,980
Total Consumer Discretionary		124,910,885
Consumer Staples — 7.2%
Beverages — 2.1%
Coca-Cola Co.	109,570	4,669,873
PepsiCo Inc.	125,379	12,557,961
Total Beverages		17,227,834
Food & Staples Retailing — 2.6%
CVS Health Corp.	113,538	10,682,790
Kroger Co.	146,959	5,534,476
Wal-Mart Stores Inc.	21,216	1,248,350
Walgreens Boots Alliance Inc.	47,779	4,014,869
Total Food & Staples Retailing		21,480,485
Food Products — 0.6%
ConAgra Foods Inc.	109,842	4,495,833
Household Products — 1.0%
Kimberly-Clark Corp.	40,617	4,839,516
Procter & Gamble Co.	45,026	3,369,746
Total Household Products		8,209,262
Tobacco — 0.9%
Altria Group Inc.	36,507	2,102,803
Philip Morris International Inc.	59,533	5,202,589
Total Tobacco		7,305,392
Total Consumer Staples		58,718,806
Energy — 7.3%
Energy Equipment & Services — 1.5%
Cameron International Corp.	86,295	5,893,085	*
Halliburton Co.	36,425	1,451,536
Noble Corp. PLC	160,511	2,129,981
Schlumberger Ltd.	20,264	1,563,368
Superior Energy Services Inc.	59,978	939,855
Total Energy Equipment & Services		11,977,825
Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	38,500	3,515,820
ConocoPhillips	39,515	2,135,786
Energen Corp.	33,965	2,013,785

See Notes to Financial Statements.

12	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc.	25,711	$2,145,069
EP Energy Corp., Class A Shares	294,710	1,668,059	*
EQT Corp.	13,586	777,391
Exxon Mobil Corp.	119,006	9,718,030
Marathon Petroleum Corp.	97,801	5,712,556
Phillips 66	13,081	1,197,304
QEP Resources Inc.	157,354	2,486,193
Tesoro Corp.	32,739	3,770,551
Valero Energy Corp.	133,046	9,560,685
WPX Energy Inc.	272,156	2,335,098	*
Total Oil, Gas & Consumable Fuels		47,036,327
Total Energy		59,014,152
Financials — 14.5%
Banks — 6.1%
Bank of America Corp.	405,042	7,059,882
Citigroup Inc.	219,644	11,880,544
Fifth Third Bancorp	97,720	2,019,872
JPMorgan Chase & Co.	190,147	12,679,002
Regions Financial Corp.	475,616	4,822,746
SunTrust Banks Inc.	33,907	1,472,242
U.S. Bancorp	53,627	2,353,689
Wells Fargo & Co.	134,529	7,412,548
Total Banks		49,700,525
Capital Markets — 1.1%
Ameriprise Financial Inc.	47,313	5,344,003
BlackRock Inc.	3,151	1,146,082
Goldman Sachs Group Inc.	13,178	2,504,084
Total Capital Markets		8,994,169
Consumer Finance — 0.9%
American Express Co.	15,744	1,127,900
Discover Financial Services	111,742	6,342,476
Total Consumer Finance		7,470,376
Diversified Financial Services — 0.7%
Berkshire Hathaway Inc., Class B Shares	15,793	2,117,683 *
Principal Financial Group Inc.	73,371	3,775,672
Total Diversified Financial Services		5,893,355
Insurance — 3.8%
American International Group Inc.	127,610	8,113,444

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	13

Schedule of investments (cont’d)

November 30, 2015

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Insurance — continued
Assured Guaranty Ltd.	87,124	$2,303,559
Hartford Financial Services Group Inc.	124,194	5,668,214
Lincoln National Corp.	43,364	2,384,586
MetLife Inc.	97,121	4,961,912
Prudential Financial Inc.	37,267	3,225,459
Travelers Cos. Inc.	36,695	4,204,146
Total Insurance		30,861,320
Real Estate Investment Trusts (REITs) — 1.2%
Camden Property Trust	23,401	1,787,369
Care Capital Properties Inc.	14,528	459,811
Equity Lifestyle Properties Inc.	38,043	2,373,122
Mid-America Apartment Communities Inc.	19,502	1,727,097
Ventas Inc.	63,573	3,390,984
Total Real Estate Investment Trusts (REITs)		9,738,383
Real Estate Management & Development — 0.7%
CBRE Group Inc., Class A Shares	95,482	3,577,711	*
Realogy Holdings Corp.	36,888	1,523,843	*
Total Real Estate Management & Development		5,101,554
Total Financials		117,759,682
Health Care — 14.3%
Biotechnology — 5.8%
AbbVie Inc.	90,765	5,277,985
Alexion Pharmaceuticals Inc.	15,357	2,740,303	*
Amgen Inc.	50,406	8,120,406
Biogen Inc.	24,802	7,114,702	*
Celgene Corp.	46,618	5,102,340	*
Gilead Sciences Inc.	108,853	11,534,064
Medivation Inc.	84,043	3,553,338	*
Regeneron Pharmaceuticals Inc.	7,441	4,051,624	*
Total Biotechnology		47,494,762
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	31,356	1,408,511
Align Technology Inc.	24,990	1,667,833	*
Edwards Lifesciences Corp.	15,429	2,514,927	*
Medtronic PLC	22,906	1,725,738
Total Health Care Equipment & Supplies		7,317,009
Health Care Providers & Services — 4.1%
Aetna Inc.	40,654	4,177,199

See Notes to Financial Statements.

14	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Health Care Providers & Services — continued
Cardinal Health Inc.	84,401	$7,330,227
CIGNA Corp.	41,475	5,598,295
Express Scripts Holding Co.	66,506	5,684,933	*
McKesson Corp.	25,484	4,825,395
UnitedHealth Group Inc.	48,022	5,412,560
Total Health Care Providers & Services		33,028,609
Life Sciences Tools & Services — 0.3%
Charles River Laboratories International Inc.	31,253	2,393,042	*
Pharmaceuticals — 3.2%
Allergan PLC	12,110	3,801,208	*
Eli Lilly & Co.	25,427	2,086,031
Johnson & Johnson	49,024	4,963,190
Merck & Co. Inc.	31,500	1,669,815
Mylan NV	22,475	1,152,967	*
Pfizer Inc.	313,949	10,288,109
Zoetis Inc.	41,274	1,927,496
Total Pharmaceuticals		25,888,816
Total Health Care		116,122,238
Industrials — 9.5%
Aerospace & Defense — 4.7%
Boeing Co.	71,772	10,439,237
General Dynamics Corp.	54,856	8,034,210
Honeywell International Inc.	53,930	5,606,024
Northrop Grumman Corp.	43,843	8,170,581
United Technologies Corp.	65,636	6,304,338
Total Aerospace & Defense		38,554,390
Airlines — 1.9%
Delta Air Lines Inc.	148,007	6,876,405
Southwest Airlines Co.	195,692	8,978,349
Total Airlines		15,854,754
Commercial Services & Supplies — 0.9%
Tyco International PLC	93,347	3,296,082
Waste Management Inc.	75,280	4,047,806
Total Commercial Services & Supplies		7,343,888
Industrial Conglomerates — 0.7%
General Electric Co.	182,207	5,455,277
Machinery — 1.0%
Illinois Tool Works Inc.	41,179	3,870,003
Ingersoll-Rand PLC	33,800	1,983,046

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	15

Schedule of investments (cont’d)

November 30, 2015

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Machinery — continued
Trinity Industries Inc.	81,056	$2,200,670
Total Machinery		8,053,719
Road & Rail — 0.3%
Union Pacific Corp.	24,703	2,073,817
Total Industrials		77,335,845
Information Technology — 21.3%
Communications Equipment — 2.5%
Brocade Communications Systems Inc.	292,731	2,747,280
Cisco Systems Inc.	399,550	10,887,737
Juniper Networks Inc.	170,947	5,150,633
QUALCOMM Inc.	29,969	1,462,188
Total Communications Equipment		20,247,838
Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics Inc.	67,345	3,809,033	*
Avnet Inc.	83,395	3,779,462
Total Electronic Equipment, Instruments & Components		7,588,495
Internet Software & Services — 3.0%
Alphabet Inc., Class A Shares	14,311	10,917,146	*
Alphabet Inc., Class C Shares	5,043	3,744,932	*
eBay Inc.	31,070	919,361	*
Facebook Inc., Class A Shares	82,532	8,603,136	*
Total Internet Software & Services		24,184,575
IT Services — 1.8%
MasterCard Inc., Class A Shares	35,141	3,441,007
PayPal Holdings Inc.	25,815	910,237	*
Visa Inc., Class A Shares	84,127	6,646,874
Xerox Corp.	338,295	3,569,012
Total IT Services		14,567,130
Semiconductors & Semiconductor Equipment — 4.4%
Applied Materials Inc.	94,335	1,770,668
First Solar Inc.	35,758	2,020,685	*
Intel Corp.	270,398	9,401,738
Maxim Integrated Products Inc.	158,961	6,162,918
Micron Technology Inc.	167,619	2,670,171	*
Skyworks Solutions Inc.	32,269	2,678,972
Teradyne Inc.	105,330	2,188,757
Texas Instruments Inc.	103,015	5,987,232
Xilinx Inc.	67,679	3,362,970
Total Semiconductors & Semiconductor Equipment		36,244,111

See Notes to Financial Statements.

16	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

QS Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Software — 3.8%
Adobe Systems Inc.	59,926	$5,480,832	*
Citrix Systems Inc.	41,937	3,215,310	*
Fortinet Inc.	130,069	4,685,085	*
Microsoft Corp.	270,004	14,674,717
Oracle Corp.	36,873	1,436,941
Red Hat Inc.	18,697	1,522,123	*
Total Software		31,015,008
Technology Hardware, Storage & Peripherals — 4.9%
Apple Inc.	276,564	32,717,521
Hewlett Packard Enterprise Co.	134,076	1,992,370	*
HP Inc.	131,461	1,648,521
International Business Machines Corp.	7,590	1,058,198
Western Digital Corp.	36,208	2,259,741
Total Technology Hardware, Storage & Peripherals		39,676,351
Total Information Technology		173,523,508
Materials — 3.6%
Chemicals — 0.9%
Ashland Inc.	20,365	2,294,118
LyondellBasell Industries NV, Class A Shares	56,933	5,455,320
Total Chemicals		7,749,438
Containers & Packaging — 1.6%
Avery Dennison Corp.	56,908	3,753,651
Packaging Corp. of America	23,774	1,616,394
Sealed Air Corp.	80,863	3,667,946
WestRock Co.	73,436	3,718,065
Total Containers & Packaging		12,756,056
Metals & Mining — 0.6%
Alcoa Inc.	165,075	1,545,102
Steel Dynamics Inc.	109,392	1,902,327
United States Steel Corp.	130,762	1,055,249
Total Metals & Mining		4,502,678
Paper & Forest Products — 0.5%
International Paper Co.	107,541	4,498,440
Total Materials		29,506,612
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
AT&T Inc.	92,400	3,111,108
Verizon Communications Inc.	37,395	1,699,603
Total Telecommunication Services		4,810,711

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	17

Schedule of investments (cont’d)

November 30, 2015

QS Batterymarch U.S. Large Cap Equity Fund

Security		Shares	Value
Utilities — 1.8%
Electric Utilities — 1.1%
American Electric Power Co. Inc.		73,597	$4,122,168
Edison International		83,949	4,983,213
Total Electric Utilities			9,105,381
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.		379,719	3,793,393
Multi-Utilities — 0.2%
CMS Energy Corp.		60,476	2,117,869
Total Utilities			15,016,643
Total Common Stocks (Cost — $600,963,821)			776,719,082
Investment in Underlying Funds — 2.2%
iShares Trust — iShares Russell 1000 Index Fund (Cost — $18,020,523)		154,372	17,931,852
Total Investments before Short-Term Investments (Cost — $618,984,344)			794,650,934

	Rate
Short-Term Investments — 4.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $37,018,263)	0.148%	37,018,263	37,018,263
Total Investments — 102.1% (Cost — $656,002,607#)			831,669,197
Liabilities in Excess of Other Assets — (2.1)%			(17,010,474)
Total Net Assets — 100.0%			$814,658,723

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $658,298,579.

See Notes to Financial Statements.

18	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Statement of assets and liabilities

November 30, 2015

Assets:
Investments, at value (Cost — $656,002,607)	$831,669,197
Dividends and interest receivable	1,506,796
Receivable for Fund shares sold	235,161
Prepaid expenses	36,858
Total Assets	833,448,012

Liabilities:
Payable for securities purchased	18,020,523
Investment management fee payable	435,786
Payable for Fund shares repurchased	243,928
Trustees’ fees payable	2,869
Service and/or distribution fees payable	80
Accrued expenses	86,103
Total Liabilities	18,789,289
Total Net Assets	$814,658,723

Net Assets:
Par value (Note 7)	$480
Paid-in capital in excess of par value	596,835,049
Undistributed net investment income	7,295,481
Accumulated net realized gain on investments	34,861,123
Net unrealized appreciation on investments	175,666,590
Total Net Assets	$814,658,723

Net Assets:
Class FI	$90,506
Class I	$4,622,579
Class IS	$809,945,638

Shares Outstanding:
Class FI	5,342
Class I	272,552
Class IS	47,737,991

Net Asset Value:
Class FI (and redemption price)	$16.94
Class I (and redemption price)	$16.96
Class IS (and redemption price)	$16.97

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	19

Statement of operations

For the Year Ended November 30, 2015

Investment Income:
Dividends	$13,605,346
Interest	16,331
Less: Foreign taxes withheld	(92)
Total Investment Income	13,621,585

Expenses:
Investment management fee (Note 2)	5,832,426
Fund accounting fees	72,536
Trustees’ fees	51,284
Registration fees	48,912
Legal fees	43,976
Audit and tax fees	39,353
Insurance	12,276
Shareholder reports	9,877
Custody fees	4,184
Service and/or distribution fees (Notes 2 and 5)	2,165
Transfer agent fees (Note 5)	1,795
Miscellaneous expenses	8,385
Total Expenses	6,127,169
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(228,774)
Net Expenses	5,898,395
Net Investment Income	7,723,190

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	62,568,455
Change in Net Unrealized Appreciation (Depreciation) from Investments	(75,551,255)
Net Loss on Investments	(12,982,800)
Decrease in Net Assets from Operations	$(5,259,610)

See Notes to Financial Statements.

20	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2015	2014

Operations:
Net investment income	$7,723,190	$7,028,112
Net realized gain	62,568,455	28,494,439
Change in net unrealized appreciation (depreciation)	(75,551,255)	82,858,659
Increase (Decrease) in Net Assets from Operations	(5,259,610)	118,381,210

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,500,041)	(5,500,062)
Net realized gains	(28,378,036)	(14,453,601)
Decrease in Net Assets from Distributions to Shareholders	(34,878,077)	(19,953,663)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	406,824,564	98,821,055
Reinvestment of distributions	34,878,077	19,953,663
Cost of shares repurchased	(287,826,576)	(95,230,534)
Cost of shares redeemed in-kind (Note 9)	(70,625,022)	—
Increase in Net Assets from Fund Share Transactions	83,251,043	23,544,184
Increase in Net Assets	43,113,356	121,971,731

Net Assets:
Beginning of year	771,545,367	649,573,636
End of year*	$814,658,723	$771,545,367
*Includes undistributed net investment income of:	$7,295,481	$6,072,332

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.75	$15.55	$12.08	$10.46	$9.93

Income (loss) from operations:
Net investment income	0.11	0.12	0.14	0.11	0.11
Net realized and unrealized gain (loss)	(0.15)	2.53	3.45	1.65	0.52
Total income (loss) from operations	(0.04)	2.65	3.59	1.76	0.63

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.12)	(0.14)	(0.10)
Net realized gains	(0.66)	(0.35)	—	—	—
Total distributions	(0.77)	(0.45)	(0.12)	(0.14)	(0.10)

Net asset value, end of year	$16.94	$17.75	$15.55	$12.08	$10.46
Total return[2]	(0.08)%	17.55%	30.03%	17.06%	6.39%[3]

Net assets, end of year (000s)	$91	$1,335	$1,076	$775	$1,383

Ratios to average net assets:
Gross expenses	1.17%	1.43%	1.32%	1.65%	1.24%
Net expenses[4,5]	1.05	1.05	1.05	1.05	1.05
Net investment income	0.64	0.74	0.99	0.96	1.02

Portfolio turnover rate	48%[6]	24%	37%	43%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2015[2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of period	$17.31	$10.45	$9.92	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.11	0.15	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss)	(0.46)	1.64	0.53	0.85	1.50	(3.97)
Total income (loss) from operations	(0.35)	1.79	0.66	0.96	1.61	(3.89)

Less distributions from:
Net investment income	—	(0.17)	(0.13)	(0.10)	(0.06)	—
Total distributions	—	(0.17)	(0.13)	(0.10)	(0.06)	—

Net asset value, end of period	$16.96	$12.07	$10.45	$9.92	$9.06	$7.51
Total return[4]	(2.02)%	17.37%	6.68%[5]	10.66%	21.56%	(34.12)%

Net assets, end of period (000s)	$4,623	$53	$45	$24	$101	$66

Ratios to average net assets:
Gross expenses	0.80%[6]	1.03%	1.07%	1.16%	2.13%	4.12%[6]
Net expenses[7,8]	0.77 [6]	0.80	0.80	0.80	0.80	0.80 [6]
Net investment income	1.13 [6]	1.28	1.28	1.20	1.37	1.40 [6]

Portfolio turnover rate	48%[9,10]	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (re-inception date) to November 30, 2015. Class I shares had previously liquidated on May 28, 2013 and resumed operations on May 1, 2015 upon shareholder investment.

[3]	For the period April 30, 2008 (inception date) through November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended November 30, 2015.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.75	$15.54	$12.10	$10.48	$9.95

Income (loss) from operations:
Net investment income	0.17	0.16	0.17	0.15	0.13
Net realized and unrealized gain (loss)	(0.14)	2.53	3.44	1.64	0.53
Total income from operations	0.03	2.69	3.61	1.79	0.66

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.17)	(0.17)	(0.13)
Net realized gains	(0.66)	(0.35)	—	—	—
Total distributions	(0.81)	(0.48)	(0.17)	(0.17)	(0.13)

Net asset value, end of year	$16.97	$17.75	$15.54	$12.10	$10.48
Total return[2]	0.32%	17.88%	30.28%	17.32%	6.66%[3]

Net assets, end of year (000s)	$809,946	$770,211	$648,498	$416,669	$363,532

Ratios to average net assets:
Gross expenses	0.79%	0.79%	0.80%	0.81%	0.81%
Net expenses[4]	0.76 [5]	0.79	0.80 [5]	0.80 [5]	0.80 [5]
Net investment income	0.99	1.00	1.24	1.28	1.20

Portfolio turnover rate	48%[6]	24%	37%	43%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.80% . In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	25

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$776,719,082	—	—	$776,719,082
Investment in underlying funds	17,931,852	—	—	17,931,852
Total long-term investments	$794,650,934	—	—	$794,650,934
Short-term investments†	37,018,263	—	—	37,018,263
Total investments	$831,669,197	—	—	$831,669,197

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided

28	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(27,193,487)	$27,193,487

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments, allocated to Western Asset. For their services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI and Class I shares did not exceed 1.05% and 0.80%, respectively. Effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended November 30, 2015, fees waived and/or expenses reimbursed amounted to $228,774.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

30	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2015, Legg Mason and its affiliates owned 56% of the Fund.

3. Investments

During the year ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$485,046,683
Sales	364,201,333	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $70,625,022 (Note 9).

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$195,693,316
Gross unrealized depreciation	(22,322,698)
Net unrealized appreciation	$173,370,618

4. Derivative instruments and hedging activities

During the year ended November 30, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$2,165	$1,236
Class I1	—	17
Class IS	—	542
Total	$2,165	$1,795

[1]	For the period May 1, 2015 (re-inception date) to November 30, 2015.

For the year ended November 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$1,063
Class I1	284
Class IS	227,427
Total	$228,774

[1]	For the period May 1, 2015 (re-inception date) to November 30, 2015.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended November 30, 2015	Year Ended November 30, 2014
Net Investment Income:
Class FI	$8,633	$6,874
Class I1	—	—
Class IS	6,491,408	5,493,188
Total	$6,500,041	$5,500,062

Net Realized Gains:
Class FI	$49,961	$23,907
Class I1	—	—
Class IS	28,328,075	14,429,694
Total	$28,378,036	$14,453,601

[1]	For the period May 1, 2015 (re-inception date) to November 30, 2015.

7. Shares of beneficial interest

At November 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2015		Year Ended November 30, 2014
	Shares	Amount	Shares	Amount
Class FI
Shares sold	57	$938	11,359	$181,516
Shares issued on reinvestment	3,532	58,594	2,065	30,781
Shares repurchased	(73,437)	(1,253,729)	(7,418)	(120,335)
Net increase (decrease)	(69,848)	$(1,194,197)	6,006	$91,962

Class I1
Shares sold	273,079	$4,580,262	—	—
Shares repurchased	(527)	(8,951)	—	—
Net increase	272,552	$4,571,311	—	—

Class IS
Shares sold	23,733,746	$402,243,364	6,172,338	$98,639,539
Shares issued on reinvestment	2,102,626	34,819,483	1,338,903	19,922,882
Shares repurchased	(17,309,191)	(286,563,896)	(5,850,900)	(95,110,199)
Shares redeemed in-kind	(4,170,838)	(70,625,022)	—	—
Net increase	4,356,343	$79,873,929	1,660,341	$23,452,222

[1]	For the period May 1, 2015 (re-inception date) to November 30, 2015.

32	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$12,998,029	$5,500,062
Net long-term capital gains	21,880,048	14,453,601
Total distributions paid	$34,878,077	$19,953,663

As of November 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$7,294,589
Undistributed long-term capital gains — net	37,780,931
Total undistributed earnings	$45,075,520
Deferred capital losses*	(580,224)
Other book/tax temporary differences(a)	(42,720)
Unrealized appreciation (depreciation)(b)	173,370,618
Total accumulated earnings (losses) — net	$217,823,194

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2015, the Fund had redemptions in-kind with total proceeds in the amount of $70,625,022. The net realized gains on these redemptions in-kind amounted to $27,000,814 which will not be realized for tax purposes.

QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch U.S. Large Cap Equity Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch U.S. Large Cap Equity Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

34	QS Batterymarch U.S. Large Cap Equity Fund 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and

QS Batterymarch U.S. Large Cap Equity Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance

36	QS Batterymarch U.S. Large Cap Equity Fund

Universe for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was below the Lipper category average during the third quarter and year-to-date period. The Trustees noted that the Manager and QS Batterymarch were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board was satisfied with the Fund’s performance and with management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and QS Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of four institutional large-cap core enhanced index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional enhanced index large-cap core funds (the “Expense Universe”). This

QS Batterymarch U.S. Large Cap Equity Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and was higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s fee waiver and/or expense reimbursement arrangement and the lowering of the expense cap for the Fund that was not reflected in the Lipper data.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

38	QS Batterymarch U.S. Large Cap Equity Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Batterymarch U.S. Large Cap Equity Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

40	QS Batterymarch U.S. Large Cap Equity Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

QS Batterymarch U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	QS Batterymarch U.S. Large Cap Equity Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 158 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch U.S. Large Cap Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

44	QS Batterymarch U.S. Large Cap Equity Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Batterymarch U.S. Large Cap Equity Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	86.20%
Dividends qualifying for the dividends
received deduction for corporations	84.08%
Qualified short-term capital gain dividend*	$0.152150
Long-term capital gain dividend	$0.512320

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

46	QS Batterymarch U.S. Large Cap Equity Fund

QS Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/16 SR15-2668

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2014 and November 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $263,833 in 2014 and $64,900 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $5,082 in 2014 and $0 in 2015.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,240 in 2014 and $12,140 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 22, 2016